                                                                     EXHIBIT 4.1

                       [SPECIMEN COMMON STOCK CERTIFICATE]

                              [FACE OF CERTIFICATE]

NUMBER                                                           PAR VALUE $0.01

                                                                          SHARES

                           [FRANKLIN BANK CORP. LOGO]


INCORPORATED UNDER THE LAWS                                   CUSIP 352451 10 8
 OF THE STATE OF DELAWARE
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                               FRANKLIN BANK CORP.



THIS CERTIFIES THAT




IS THE REGISTERED OWNER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                               FRANKLIN BANK CORP.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the certificate of incorporation and the bylaws of the Company, as amended and/or restated from time to time (copies of which are on file with the Transfer Agent). This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      Witness the seal of the Company and the signatures of its duly authorized officers.

Dated:                            [SEAL]

/s/ Darlene Tregre                                      /s/ Anthony J. Nocella
Secretary                                               President


                                                  Countersigned and Registered:
                                                  THE BANK OF NEW YORK

                                             By                   Transfer Agent
                                                                  and Registrar

                                                   Authorized Signature
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                              [BACK OF CERTIFICATE]

                               FRANKLIN BANK CORP.


      The Company is authorized to issue more than one class or series of stock. A copy of the preferences, powers, qualifications and rights of each class and series will be furnished by the Company upon request and without charge.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common

      TEN ENT - as tenants by the entireties

      JT TEN  - as joint tenants with right of
                  survivorship and not as tenants
                  in common


      UNIF GIFT MIN ACT - _______________ Custodian _____________
                             (Cust)                    (Minor)

                  under Uniform Gifts to Minors

                  Act _________________
                         (State)


                Additional abbreviations may also be used though not in the above list.

      For value received, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated _________________________________


                                        X _____________________________________
                                                     (Signature)
         NOTICE:

The signature(s) to this assignment
must correspond with the name(s)
as written upon the face of the
Certificate in every particular
without alteration or enlargement
or any change whatever


                                        X _____________________________________
                                                     (Signature)


                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                        ASSOCIATIONS AND CREDIT UNIONS WITH
                                        MEMBERSHIP IN AN APPROVED SIGNATURE
                                        GUARANTEE MEDALLION PROGRAM), PURSUANT
                                        TO S.E.C. RULE 17Ad-15.

                                        ________________________________________
                                             SIGNATURE GUARANTEED BY: